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                                                                 EXHIBIT (5)(c)

                      AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                             80 Pine Street, New York, NY 10005

                       VARIABLE ANNUITY ENROLLMENT FORM

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PLEASE TYPE OR PRINT CLEARLY

I. GENERAL INFORMATION

A. POLICY NUMBER

B. CERTIFICATE OWNER NAME (Last, First, Middle Initial) C. SOC. SEC. NUMBER      D. SEX
                                                          |  |  |  |  |  |  |  | [ ] MALE [ ] FEMALE

E. DATE OF BIRTH (MM-DD-YY)      F. Telephone           G. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |                  Day      ________
                                 Evening  ________      EMAIL

H. ANNUITANT NAME (Last, First, Middle Initial)         I. SOC. SEC. NUMBER      J. SEX
  (Complete only if different from Owner)                 |  |  |  |  |  |  |  | [ ] MALE [ ] FEMALE

K. DATE OF BIRTH (MM-DD-YY)      L. Telephone           M. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |                  Day      ________
                                 Evening  ________

N. JOINT ANNUITANT NAME (Last, First, Middle Initial)   O. SOC. SEC. NUMBER      P. SEX
   (For Joint & Survivor Annuity Options)
                                                          |  |  |  |  |  |  |  | [ ] MALE [ ] FEMALE

Q. DATE OF BIRTH (MM-DD-YY)                             R. ADDRESS (Street, City, State, Zip Code)
  |   |   |   |
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II. ANNUITY INFORMATION

A. ANNUITY INCOME OPTIONS - TYPE OF ANNUITY                                                         B. PREMIUM AMOUNT

[ ] Life Income [ ] Life With 5 Years Certain [ ] Life With 10 Years Certain [ ] Life With 15 Years __% (of the vested balance of
Certain                                                                                                 my employer pension plan)

[ ] Life With 20 Years Certain [ ] Joint & Survivor Life w/ 100% Survivor                           $ ______________ estimated
[ ] Joint & Survivor Life w/ 50% Survivor

[ ] Life Income with Full Cash Refund

[ ] Other ______________________
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C. ANNUITY DATE - INCOME START DATE (MM-DD-YY)     D. Is Annuitant a U.S. Citizen?: [ ] Yes [ ] No If No, does
  |   |   |   |
                                                      Annuitant have a resident address in the U.S.? [ ] Yes [ ] No
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E. BENEFICIARY DESIGNATION (For Period Certain and Cash Refund Annuity Options)

     NAME:_____________________________________________               RELATIONSHIP: __________________________________

          (Last, First, Middle Initial)

  ADDRESS:_____________________________________________               DATE OF BIRTH:   |   |   |   |

          (Street)

             __________________________________________               SOC. SEC. #:    |  |  |  |  |  |  |  |
          (City, State, Zip)

F. (OPTIONAL) SECOND BENEFICIARY DESIGNATION (For Period Certain and Cash Refund Annuity Options)

     NAME:_____________________________________________               RELATIONSHIP: __________________________________

          (Last, First , Middle Initial)

  ADDRESS:_____________________________________________               DATE OF BIRTH:  |   |   |   |

          (Street)

           ____________________________________________               SOC. SEC. #:    |  |  |  |  |  |  |  |
          (City, State, Zip)
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III. INVESTMENT CHOICES FOR ANNUITY BENEFIT

You may elect any percentage combination of investment choices. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be expressed as a whole number. The minimum allocation to any investment choice that you elect is five percent (5%). You can allocate your money in up to nine choices including the Fixed Income Account.

Fixed Income:

Fixed Income Account                   ______%

Variable Income:

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AllianceBernstein Large Cap Growth Fund           ______% MFS Emerging Growth Fund                              ____%
American Funds Capital World Growth & Income Fund ______% MFS New Discovery Fund                                ____%
American Funds The Bond Fund of America           ______% MFS Research Fund                                     ____%
American Funds Euro Pacific Growth Fund           ______% Oppenheimer International Bond Fund                   ____%
American Funds AMCAP Fund                         ______% Oppenheimer Strategic Income Fund                     ____%
American Funds SMALLCAP World Fund                ______% Putnam Discovery Growth Fund                          ____%
American Funds Investment Company of America      ______% Putnam Fund for Growth and Income                     ____%
American Funds New Economy Fund                   ______% Putnam Health Sciences Trust                          ____%
American Funds Washington Mutual Investors Fun    ______% Putnam Voyager Fund                                   ____%
Templeton Foreign Fund                            ______%                                                       ____%
Franklin Gold and Precious Metals Fund            ______%                                                       ____%
Franklin Mutual Financial Services Fund           ______%                                                       ____%

                                                  TOTAL   (all Fixed and Variable Income allocations) ______%    100%
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IV. FEDERAL TAX WITHHOLDING

[ ] I have completed the attached W-4P; IRS Form - Withholding Certificate for Pension or Annuity Payments.

Note: If no W-4P is completed, automatic FEDERAL income tax withholding will apply. AIG Life Insurance Company will not withhold State income tax, unless requested by the Annuitant or required by the State. The Annuitant may be liable for the payment of State income tax on the distribution.

V. DIRECT DEPOSIT

[ ] I have completed the attached authorization form for Direct Deposit to my bank account.


VI. REQUEST FOR SAI

[ ] I request a copy of the current Statement of Additional Information.

VII. CERTIFICATION

To the best of your knowledge, is this insurance being purchased to replace or change any existing insurance or annuity? [ ] Yes [ ] No

I hereby certify that the information and elections made above and on the Direct Deposit Authorization form are accurate.

I elect to make this purchase as a Direct Rollover IRA. I understand the terms and conditions of the forms of annuities listed in the Annuity Income Options Section. Any payments made by AIG Life Insurance Company to the above named Annuitant are subject to the terms of policy number RGA-1140.

I understand that annuity payments and surrender values, when based upon the investment experience of the Separate Account, are variable and are not guaranteed as to a fixed dollar amount. Receipt of a current Variable Annuity and Fund Prospectus, and/or supplement, and IRA Disclosure Statement, if applicable, is hereby acknowledged.

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X   ________________________________________   ______________ Signed at: ______________________________________________
    Signature of Annuitant                          Date                 City                   State

X   ________________________________________   ______________
    Signature of Joint Annuitant (if any)           Date
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